NEWS RELEASE
26533 Evergreen Rd., Suite 500 • Southfield, Michigan 48076
(800) 229-4125

For Immediate Release
June 5, 2017

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results

DETROIT — June 5, 2017 -- Covisint Corporation (Nasdaq: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today announced financial results for the fourth quarter and full fiscal year ended March 31, 2017.

Fiscal 2017 Financial Results

Revenue

•	Total revenue was $70.2 million, a decrease of 8% compared to $76.0 million in the prior year.

•	Subscription revenue was $60.7 million, a decrease of 4% compared to $63.4 million in the prior fiscal year.

•	Services revenue was $9.5 million, a decrease of 25% compared to $12.7 million in the prior fiscal year.

Profitability

•	GAAP gross margin was 53%, compared to 54% in the prior year.

•	Non-GAAP gross margin was 59%, in-line with the prior year.

•	GAAP net loss was $12.7 million or ($0.31) per share, compared to net loss of $14.9 million or ($0.38) per share in the prior year.

•	Non-GAAP net loss was $9.4 million or ($0.23) per share, compared to net loss of $12.9 million or ($0.33) per share in the prior year.

Fourth Quarter Fiscal 2017 Financial Highlights

Revenue

•	Total revenue was $19.0 million, a decrease of 5% compared to $20.0 million in the same period last year.

•	Subscription revenue was $16.8 million, a decrease of 2% compared to $17.2 million in the same period last year.

•	Services revenue was $2.2 million, a decrease of 21% compared to the same period last year.

Profitability

•	GAAP gross margin was 60%, compared to 49% in the prior fiscal quarter and 61% in the same period last year.

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

•	Non-GAAP gross margin was 66%, compared to 56% in the prior fiscal quarter and 65% in the same period last year.

•	GAAP net income was $1.6 million or $0.04 per diluted share, compared to net loss of $0.1 million or ($0.00) per share in the same period last year.

•	Non-GAAP net income was $2.6 million or $0.06 per diluted share, compared to net loss of $0.5 million or ($0.01) per share in the same period last year.

Balance Sheet

•	The Company had $33.2 million in cash and cash equivalents at March 31, 2017, compared with $30.4 million at December 31, 2016.

Fourth Quarter Fiscal 2017 Business Highlights

•	Hosted customers and showcased the Covisint IoT Platform at the 2017 Consumer Electronics Show (CES) in Las Vegas.

•
Sponsored AutoMobili-D 2017, in conjunction with the North American International Auto Show (NAIAS), with a “Connecting the Global Automotive Ecosystem” themed exhibit and presented on “Enabling and Monetizing Connected Cars.”

•	Announced that Covisint was recognized as “Supplier of the Year” for the second consecutive year by SAIC General Motors.

•
Launched the most complete IoT Platform for enabling digital transformation, unlocking the full business value of enterprise IoT solutions by securely connecting complete ecosystems of people, systems and things.

•	Exhibited at the 2017 RSA Conference in San Francisco, and showcased an identity-centric approach to the Internet of Things with the Covisint Platform.

•
Showcased the Covisint Platform at the Gartner Identity & Access Management Summit in London in March 2017. Covisint Chief Security Officer, David Miller, presented on “Orchestrating Identities Across the Internet of Things.”

Use of Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization and impairment of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the expenses that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss), and non-GAAP net income (loss) per diluted share. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

Conference Call and Webcast Information

Covisint management will hold a conference call at 5:00 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.

For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on June 5, 2017, through June 12, 2017. The U.S. toll-free replay dial-in number is 1-844-512-2921 and the international replay dial-in number is 1-412-317-6671. The replay passcode is 13663623.

About Covisint Corporation

Covisint is the connected company - we securely connect ecosystems of people, systems and things to enable new service offerings, optimize operations, develop new business models and ultimately enable the connected economy. Today, we support more than 2,000 organizations and connect to more than 212,000 business partners and customers worldwide. Learn more at www.covisint.com.

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

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Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866-319-7659
investors@covisint.com

Media Contact
Brad Schechter, Vice President, Corporate Marketing
248-483-2097
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125
http://www.covisint.com

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

COVISINT CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share Data)

	March 31, 2017	March 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$33,227	$39,681
Accounts receivable, net of allowance for doubtful accounts of $36 and $39 as of March 31, 2017 and 2016, respectively	8,066	12,836
Prepaid expenses	1,992	2,167
Other current assets	878	1,603
Total current assets	44,163	56,287
PROPERTY AND EQUIPMENT, NET	5,103	7,847
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	10,031	11,486
OTHER:
Goodwill	25,385	25,385
Deferred costs	56	580
Deferred tax asset, net	172	171
Other assets	156	289
Total other assets	25,769	26,425
TOTAL ASSETS	$85,066	$102,045
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,427	$5,061
Accrued commissions and bonuses	1,423	1,071
Deferred revenue	14,595	15,952
Accrued expenses	1,432	2,377
Total current liabilities	19,877	24,461
DEFERRED REVENUE	2,115	3,595
ACCRUED LIABILITIES	2,265	2,327
DEFERRED TAX LIABILITY, NET	327	353
Total liabilities	24,584	30,736
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
Preferred stock, no par value - authorized 5,000,000 shares; none issued and outstanding	—	—
Common stock, no par value - authorized 50,000,000 shares; issued and outstanding 40,865,897 and 40,490,928 as of March 31, 2017 and 2016, respectively	—	—
Additional paid-in capital	164,120	161,997
Accumulated deficit	(103,253)	(90,527)
Accumulated other comprehensive loss	(385)	(161)
Total shareholders' equity	60,482	71,309
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$85,066	$102,045

See notes to consolidated financial statements.

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(In Thousands, Except Per Share Data)

	YEAR ENDED MARCH 31,
	2017	2016	2015
REVENUE	$70,243	$76,024	$88,534
COST OF REVENUE	33,279	34,953	66,404
GROSS PROFIT	36,964	41,071	22,130
OPERATING EXPENSES:
Research and development	11,381	13,019	10,416
Sales and marketing	26,804	29,448	32,593
General and administrative	11,497	13,286	17,640
Total operating expenses	49,682	55,753	60,649
OPERATING LOSS	(12,718)	(14,682)	(38,519)
Other (expense) income	61	(23)	69
LOSS BEFORE INCOME TAX PROVISION	(12,657)	(14,705)	(38,450)
INCOME TAX PROVISION	69	189	112
NET LOSS	($12,726)	($14,894)	($38,562)
Basic and diluted loss per share	($0.31)	($0.38)	($1.01)
Weighted average shares used to compute net loss per share attributable to common stockholders - basic and diluted	40,719	39,658	38,217
OTHER COMPREHENSIVE LOSS, NET OF TAX
Foreign currency translation adjustments	(224)	(137)	(12)
OTHER COMPREHENSIVE LOSS, NET OF TAX	(224)	(137)	(12)
COMPREHENSIVE LOSS	($12,950)	($15,031)	($38,574)

See notes to consolidated financial statements.

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

COVISINT CORPORATION
RECONCILIATION OF U.S. GAAP TO NON-U.S. GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Gross profit	$11,296	$12,102	$36,964	$41,071
Gross margin	60%	61%	53%	54%
Adjustments:
Stock compensation expense	16	3	53	71
Amortization of capitalized software	1,128	787	4,274	3,398
Non-U.S. GAAP gross profit	$12,440	$12,892	$41,291	$44,540
Non-U.S. GAAP gross margin	66%	65%	59%	59%

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Cost of revenue	$7,685	$7,885	$33,279	$34,953
Adjustments:
Stock compensation expense	16	3	53	71
Amortization of capitalized software	1,128	787	4,274	3,398
Non-U.S. GAAP cost of revenue	$6,541	$7,095	$28,952	$31,484

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Research and development	$2,065	$3,129	$11,381	$13,019
Adjustments:
Capitalized internal software costs	(644)	(1,673)	(2,819)	(4,238)
Stock compensation expense	11	2	37	78
Non-U.S. GAAP research and development	$2,698	$4,800	$14,163	$17,179

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Sales and marketing	$5,412	$6,225	$26,804	$29,448
Adjustments:
Stock compensation expense	85	91	296	501
Non-U.S. GAAP sales and marketing	$5,327	$6,134	$26,508	$28,947

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
General and administrative	$2,290	$2,770	$11,497	$13,286
Adjustments:
Stock compensation expense	369	381	1,513	2,166
Non-U.S. GAAP general and administrative	$1,921	$2,389	$9,984	$11,120

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Net income (loss)	$1,589	($110)	($12,726)	($14,894)
Adjustments:
Capitalized internal software costs	(644)	(1,673)	(2,819)	(4,238)
Stock compensation expense	480	478	1,899	2,817
Amortization of capitalized software	1,128	787	4,274	3,398
Non-U.S. GAAP net income (loss)	$2,553	($518)	($9,372)	($12,917)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2017	2016	2017	2016
Diluted EPS	$0.04	$0.00	($0.31)	($0.38)
Adjustments:
Capitalized internal software costs	(0.02)	(0.04)	(0.07)	(0.11)
Stock compensation expense	0.01	0.01	0.05	0.07
Amortization of capitalized software	0.03	0.02	0.10	0.09
Non-U.S. GAAP Diluted EPS	$0.06	($0.01)	($0.23)	($0.33)

Covisint Corporation Announces Fourth Quarter and Full-Year Fiscal 2017 Financial Results
June 5, 2017

COVISINT CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	YEAR ENDED MARCH 31,
	2017	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($12,726)	($14,894)	($38,562)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	7,210	6,772	9,574
Capitalized software and other intangible asset impairment	—	—	8,751
Deferred income taxes	(8)	148	11
Stock award compensation	1,899	2,817	6,232
Other	1	18	307
Net change in assets and liabilities:
Accounts receivable	4,705	2,474	6,377
Other assets	1,532	5,397	3,306
Accounts payable and accrued expenses (1)	(2,751)	(4,157)	4,919
Deferred revenue	(2,799)	(2,441)	(5,610)
Net cash used in operating activities	(2,937)	(3,866)	(4,695)
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Property and equipment (1)	(229)	(3,817)	(3,953)
Capitalized software	(2,819)	(4,238)	(3,509)
Proceeds from asset disposals	2	33	—
Net cash used in investing activities	(3,046)	(8,022)	(7,462)
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Cash payments from former parent company	—	—	23,999
Cash payments to former parent company	—	—	(13,879)
Vendor financing payments	(614)	(728)	—
Net proceeds from exercise of stock awards	239	2,191	2,865
Net cash provided by (used in) financing activities	(375)	1,463	12,985
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(96)	29	(287)
NET CHANGE IN CASH	(6,454)	(10,396)	541
CASH AT BEGINNING OF YEAR	39,681	50,077	49,536
CASH AT END OF YEAR	$33,227	$39,681	$50,077

(1)
Accounts payable and accrued expenses in the balance sheet as of March 31, 2015 include $3.0 million associated with purchases of property and equipment, which are non-cash acquisitions of fixed assets as of March 31, 2015.

See notes to consolidated financial statements.